UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick

Trust for Advised Portfolios

2020 East Financial Way, Suite 100

Glendora, CA 91741

(Name and address of agent for service)

(626) 914-7385

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual Report

September 30, 2020

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Income Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	8
Fund expenses	9
Fund Performance	11
Schedule of investments	12
Statement of assets and liabilities	16
Statement of operations	18
Statement of changes in net assets	19
Financial highlights	20
Notes to financial statements	25
Report of independent registered public accounting firm	35
Approval of Investment Advisory Agreement	37
Additional information	40
Privacy notice	44
Directory of funds' service providers	Back Cover

Miller Income Fund 2020 Annual Report

Miller Income Fund manager commentary (unaudited)

The Miller Income Fund I-shares generated a -10.94% total return versus 2.30% for the ICE BofA Merrill Lynch High Yield Master II Index for the 12-month period ending September 30, 2020. We believe the Fund remains in a position to perform well if the economy continues to improve; indeed, the Fund's historical performance reflects our procyclical positioning for both better and worse. Our worst results have occurred in periods when economic growth prospects have weakened, while our best results have come when economic growth is improving. The balance of this letter will provide context around recent performance and discuss why we prefer our current positioning to many alternatives.

Average Annual Total Returns and Expenses (%) — as of 9/30/20201

	Without Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	-11.19	-2.22	4.08	0.65
Class C	-11.80	-2.90	3.31	-0.07
Class FI	-10.82	-2.11	4.13	0.63
Class I	-10.94	-1.91	4.38	0.91
Class IS	-10.87	-1.82	4.51	0.99
ICE BofA Merrill Lynch High Yield Master II Index	2.30	3.83	6.61	4.53
S&P 500 Index	15.15	12.28	14.15	11.65
	With Max Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	-16.28	-4.12	2.86	-0.25
Class C	-12.62	-2.90	3.31	-0.07

1  Performance greater than one year is annualized.

2  Fund incepted on 2/28/2014

Gross (Net) Expenses (%): Class A 1.42 (1.35); Class C 2.17 (2.10); Class FI 1.39 (1.30); Class I 1.16 (1.09), Class IS 1.10 (1.03). Miller Value Partners, LLC (the "Adviser") has agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%, subject to recapture as described below. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. Expense ratios are current to the most recent prospectus dated January 31, 2020. Net expenses are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Income Fund 2020 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

We are by no means happy with the performance this year, but given that we have intentionally constructed a procyclical portfolio, a discussion of performance would not be complete without macroeconomic context. A variety of letters and symbols crop up in descriptions of the economy. The recession has been unique in the speed of the collapse, with GDP declining in the second quarter at the fastest rate ever recorded. Nominal output in the second quarter of 2020 was 9.5% below the first-quarter level and 10.2% below the peak level reached in the fourth quarter of last year. The speed of the collapse along with a collaborative, societal focus on the virus have led some to speculate that a quick "V-shaped" recovery could be in order. As the letter "V" is symmetric, it is now clear that a "V" is probably the wrong letter to choose from the alphabet soup bowl, unless we are using the Federal Reserve's definition of "symmetric;" the Fed has effectively admitted that FOMC board members, in fact, did not historically view their stated "symmetric" 2% objective as such.

The latest en vogue letter is "K," in the sense that the recovery varies for different segments of society. As the S&P 500 sits near all-time highs (which tends to benefit the wealthy), the unemployment rate is among the highest levels in history, which disproportionately affects the least affluent. Commentators often fail to parse market data, which actually show a rational and similar "K-shaped" recovery among stocks: two out of every three stocks in the S&P 1500 ended the third quarter lower than where they began the year, and the median year-to-date performance among the 1,000+ decliners was -26%. Large, fast-growing technology companies (which have little to no yield) have fared the best, while small cyclical businesses have done the worst. The contrast is most apparent when comparing the S&P 500 large-cap growth (SGX) index's +20.6% year-to-date performance against the S&P small-cap value (SMLV) index's -22.9% return over the past nine months.

The ongoing divergence between large growth stocks and small value stocks is not some overdone phenomenon that must mean-revert. It has very real underlying drivers, the most obvious of which is fundamental performance. Technology companies which reside on the other side of a screen benefit from the shift to stay-at-home lifestyles. More broadly though, if multiples on stocks did not change, a scalable and fast-growing, capital-light business should outperform slower-growing, more labor-intensive or capital-intensive businesses. The question then becomes, "At what point does the valuation discrepancy make it prohibitively unlikely that large-cap growers will continue to outperform small-cap value?"

Valuation multiples, whether in relation to sales or free cash flow, have underlying macroeconomic drivers in addition to expectations for company-specific performance. The risk-free rate, or the ten-year government bond yield, is the starting point for all valuation. It is the nominal rate of return one can expect for lending to the US government over the next decade on a buy-and-hold basis. At the end of the third quarter, that rate was 0.68%. Compare this to the bond

Miller Income Fund 2020 Annual Report

market's expectation for inflation over the next decade — 1.63% per year. In other words, investors holding US government bonds today are willing to accept a real loss in purchasing power of almost one percent per year over the next decade in exchange for the privilege of lending to our esteemed public sector. These rates of return hardly amount to an "opportunity cost" for anything. Why not buy a cash-incinerating growth company whose profits will supposedly materialize in five or ten years? In addition, companies putting up big revenue growth in a low-growth environment have a psychological scarcity premium.

However, nothing lasts forever, even cold November rain. It is tough to imagine a worse starting point than today for the ten-year "risk-free" bond. Policymakers have enacted record amounts of fiscal stimulus with more on the way, while officials at both the Federal Reserve and European Central Bank have said they intend on letting inflation run above their long-term goals while aggregate demand returns in a potentially supply-constrained environment; this certainly seems like a good recipe for higher rates. If bond prices revert to a 1.63% yield, a rate which would only match the market's expectation for inflation over the next decade and still imply an unattractive 0% real rate of return, investors holding ten-year bonds would lose just over 8% in conjunction with that move alone. To put that in perspective, when the investor purchased the bond, they expected a total nominal gain of 7% over the course of an entire decade. This "safe" bond position would lose more money in a span of potentially months or even weeks than it was supposed to generate over the course of an entire decade, which does not appear to be a good risk/return skew. It would not be unreasonable for such a reversal to coincide with expectations for higher growth and inflation along with an investor preference shift toward more value-oriented securities.

Given the aforementioned backdrop, we do not find fixed-income portfolios which prioritize stability all that compelling. Historically, the Fund has put up its best results after risk-off swoons, which is where we sit today, and the economy has a lot of runway to get back to where it was. We continue to tweak portfolio construction in an effort to reduce downside volatility without sacrificing upside, and we are highly optimistic about our ability to generate compelling volatility-adjusted returns from this starting point. While half of the portfolio is in bonds, the weighted average price on our positions is still 15 points below par with a 9.8% weighted average yield, and these are credits where our work suggests they can outperform their own yield and in many cases move well beyond par. The other half of the portfolio is comprised of equities which yield 6.5% in aggregate; we believe all are meaningfully undervalued.

As always, we remain the largest shareholders in the Fund and welcome all questions and comments.

Bill Miller IV, CMT, CFA October 15, 2020

Miller Income Fund 2020 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

What is the Fund's investment strategy?

The Fund seeks to provide a high level of income while maintaining potential for growth. The Fund is designed for long-term investors. The Fund's investment style is flexible and intended to generate a high level of income from a wide array of sources. The investment strategy involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The ability to tactically move across asset classes and up and down the capital structure is intended to allow the Fund to access the greatest yield and valuation opportunities. The portfolio managers believe that this flexible approach will allow the Fund to maintain a high level of income while also preserving the opportunity for growth over time. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

What were the market conditions and economic environment for the period?

The market and economic backdrop were favorable moving into 2020. Stocks were rising on the back of growing corporate profits, record buybacks, healthy balance sheets, and low inflation. The Federal Reserve clearly signaled they were on hold with regard to raising rates, and a global economic expansion looked underway, pushing the S&P 500 to all-time highs in February. Shortly thereafter, the novel coronavirus descended upon the global economy, causing the global expansion to flip to a global recession with unprecedented velocity. United States GDP declined in the second quarter at the fastest rate ever recorded, as the Russell 3000 fell 35% over the course of a month. Credit spreads surged, and the yield on the 10-year Treasury touched 0.31% as investors poured into "safe-haven" assets. Record fiscal and monetary stimulus offset income losses from surging unemployment, helping stabilize both equity and credit markets. Monetary policy remains favorable with the Fed's new reaction function pinning rates at zero until realized inflation exceeds 2% and full employment occurs. While the trajectory of the economic recovery has been debated, it is nonetheless underway. First-time and continuing jobless claims are at post-pandemic lows. Manufacturing has seen a rapid rebound with the ISM index back in expansion territory and Housing has soared on the backs of historically low rates and people spending more time at home. The combination of low rates and increasing technology use during the

Miller Income Fund 2020 Annual Report

pandemic has helped propel growth stocks to historic levels of relative outperformance versus their lower-multiple counterparts.

Discuss investment strategies and techniques used that affected Fund performance the most.

The Fund's primary goal is to generate a high level of income while preserving the potential for capital appreciation. We try to do this by owning securities that are not only high-yielding but also undervalued. If we are correct that the price does not adequately reflect the security's potential future cash flows, we hope to capture capital appreciation on top of our yield. The Fund has a flexible mandate, enabling the managers to invest up and down the capital structure in securities with the best reward/risk opportunity.

Miller Income Fund is currently allocated 54% in income-generating equities and 46% in fixed-income securities we believe have appreciation potential. The Fund is flexible to invest in undervalued income-generating securities, regardless of sector, and offers daily liquidity. We believe our focus on bottom-up, long-term, company-specific fundamentals will serve our investors well in this environment.

Describe portfolio activity over period.

Miller Income Fund's turnover for the 12-month period ending September 30, 2020 was 76.8%, compared to 60.7% for the previous period. We initiated 24 new and eliminated 27 positions during the year. As of September 30, 2020, the Fund had 40 holdings.

Describe portfolio positioning at period end.

The Fund is positioned 54% in equities, 46% in Fixed Income, and -0.5% in Cash as of September 30, 2020. The Fund's top ten holdings by issuer increased to 54.2% of the portfolio from 47.7% in the prior year.

The ICE BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Par or par value of a bond is the face value or the value at which the bond will be redeemed at maturity. The S&P 1500 Index includes stocks in the S&P 500, S&P 400, and S&P 600 and covers approximately 90% of the market capitalization of U.S. stocks. The S&P 500 Growth Index

Miller Income Fund 2020 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

consists of stocks within the S&P 500 Index that exhibit strong growth characteristics, including sales growth, the ratio of earnings change to price, and momentum. The S&P 600 SmallCap Value Index tracks the value stocks in the S&P 600 SmallCap Index, identified by three factors: book value, earnings and sales to price. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The Russell 3000 Index is a market-capitalization-weighted equity index that seeks to track 3000 of the largest U.S.-traded stocks. The ISM manufacturing index is a composite index that gives equal weighting to new orders, production, employment, supplier deliveries, and inventories. Each factor is seasonally adjusted.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed

Miller Income Fund 2020 Annual Report

income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Miller Income Fund 2020 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2020 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2020 Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	31.87%	$1,000.00	$1,318.70	1.21%	$7.01
Class C	31.39	1,000.00	1,313.90	1.96	11.34
Class FI	32.40	1,000.00	1,324.00	1.17	6.80
Class I	32.10	1,000.00	1,321.00	0.95	5.51
Class IS	32.14	1,000.00	1,321.40	0.89	5.17

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.95	1.21%	$6.11
Class C	5.00	1,000.00	1,015.20	1.96	9.87
Class FI	5.00	1,000.00	1,019.15	1.17	5.91
Class I	5.00	1,000.00	1,020.25	0.95	4.80
Class IS	5.00	1,000.00	1,020.55	0.89	4.50

1  For the six months ended September 30, 2020.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Miller Income Fund 2020 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/20

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/20

†  Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2020. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index. Please note that an investor cannot invest directly in an index.

Miller Income Fund 2020 Annual Report

Schedule of Investments

September 30, 2020

Miller Income Fund

Security	Shares	Value
Common Stocks — 49.6%
Consumer Discretionary — 5.0%
Hotels, Restaurants & Leisure — 3.6%
Cedar Fair LP	225,000	$6,315,750
Specialty Retail — 1.4%
Chico's FAS Inc.	2,470,000	2,402,075
Total Consumer Discretionary		8,717,825
Consumer Staples — 3.2%
Tobacco — 3.2%
British American Tobacco PLC	158,300	5,673,414
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
NGL Energy Partners LP	163,100	645,876
Financials — 19.0%
Banks — 2.5%
Sberbank of Russia PJSC — ADR	379,500	4,428,765
Capital Markets — 10.2%
Apollo Global Management Inc., Class A Shares	150,500	6,734,875
Carlyle Group Inc./The	177,000	4,366,590
Lazard Ltd., Class A Shares	135,000	4,461,750
Sculptor Capital Management Inc.	210,200	2,467,748
Total Capital Markets		18,030,963
Consumer Finance — 3.1%
OneMain Holdings Inc.	175,000	5,468,750
Mortgage Real Estate Investment Trusts (REITs) — 3.2%
Annaly Capital Management Inc.	158,000	1,124,960
Chimera Investment Corp.	277,000	2,271,400
Two Harbors Investment Corp.	425,000	2,163,250
Total Mortgage Real Estate Investment Trusts (REITs)		5,559,610
Total Financials		33,488,088
Industrials — 8.2%
Commercial Services & Supplies — 3.6%
Pitney Bowes Inc.	825,000	4,380,750
Quad/Graphics Inc.	635,300	1,924,959
Total Commercial Services & Supplies		6,305,709
Marine — 4.6%
Atlas Corp.	900,000	8,046,000
Total Industrials		14,351,709
Materials — 9.1%
Chemicals — 5.2%
Chemours Co./The	435,300	9,102,123

Miller Income Fund 2020 Annual Report

Miller Income Fund

Security			Shares	Value
Metals & Mining — 3.9%
Alrosa PJSC			5,478,100	$5,200,688
Eregli Demir ve Celik Fabrikalari TAS			1,429,100	1,750,579
Total Metals & Mining				6,951,267
Total Materials				16,053,390
Real Estate — 4.7%
Equity Real Estate Investment Trusts (REITs) — 4.7%
GEO Group Inc./The			725,000	8,221,500
Total Common Stocks (Cost — $92,243,261)				87,151,802
	Rate
Preferred Stocks — 3.6%
Financials — 1.2%
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Two Harbors Investment Corp. (effective 1/27/2025, 3M US LIBOR + 5.011%)(a), 1/27/2025(b)	7.250%		73,786	1,440,303
Two Harbors Investment Corp.	7.500%		26,850	572,979
Total Mortgage Real Estate Investment Trusts (REITs)				2,013,282
Total Financials				2,013,282
Industrials — 2.4%
Commercial Services & Supplies — 2.4%
Pitney Bowes Inc.	6.700%		229,347	4,277,322
Total Preferred Stocks (Cost — $4,636,815)				6,290,604
		Maturity Date	Face Amount
Corporate Bonds — 45.5%
Communication Services — 4.1%
Diversified Telecommunication Services — 4.1%
Lumen Technologies Inc.	7.600%	9/15/39	$6,375,000	7,219,687
Consumer Discretionary — 15.0%
Leisure Products — 0.3%
Mattel Inc.	6.200%	10/1/40	600,000	580,500
Multiline Retail — 3.1%
Nordstrom Inc.	5.000%	1/15/44	7,650,000	5,418,713
Specialty Retail — 11.6%
Bed Bath & Beyond Inc.	5.165%	8/1/44	20,109,000	14,981,205
GameStop Corp.(c)	6.750%	3/15/21	5,500,000	5,479,375
Total Specialty Retail				20,460,580
Total Consumer Discretionary				26,459,793

Miller Income Fund 2020 Annual Report

Schedule of Investments (cont'd)

September 30, 2020

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 8.7%
Oil, Gas & Consumable Fuels — 8.7%
Alliance Resource Operating Partners LP(c)	7.500%	5/1/25	$10,932,000	$7,871,040
Chaparral Energy Inc.(c)(d)	8.750%	7/15/23	9,000,000	180,000
Extraction Oil & Gas Inc.(c)(d)	7.375%	5/15/24	2,000,000	540,000
NGL Energy Partners LP	7.500%	4/15/26	4,000,000	2,460,000
Occidental Petroleum Corp.	4.400%	4/15/46	6,000,000	4,222,146
Ultra Resources Inc.(c)(d)	7.125%	4/15/25	10,750,000	94,170
Total Oil, Gas & Consumable Fuels				15,367,356
Total Energy				15,367,356
Financials — 4.3%
Consumer Finance — 4.3%
Curo Group Holdings Corp.(c)	8.250%	9/1/25	8,980,000	7,599,325
Health Care — 2.5%
Pharmaceuticals — 2.5%
Endo Finance LLC(c)	6.000%	6/30/28	5,852,000	4,315,850
Information Technology — 10.7%
IT Services — 1.3%
GTT Communications Inc.(c)	7.875%	12/31/24	4,250,000	2,220,625
Technology Hardware, Storage & Peripherals — 9.4%
Diebold Nixdorf Inc.	8.500%	4/15/24	18,117,000	16,577,055
Total Information Technology				18,797,680
Real Estate — 0.2%
Equity Real Estate Investment Trusts (REITs) — 0.2%
GEO Group Inc./The	5.125%	4/1/23	425,000	343,719
Total Corporate Bonds (Cost — $86,396,123)				80,103,410
Total Investments — 98.7% (Cost — $183,276,199)				$173,545,816
Other Assets in Excess of Liabilities — 1.3%				2,317,611
Total Net Assets — 100.0%				$175,863,427

ADR — American Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

(a)  Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of period end.

(b)  Callable at any dividend payment on or after date disclosed.

(c)  Security was purchased to rule 144 under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(d)  Defaulted security.

Miller Income Fund 2020 Annual Report

Miller Income Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Statement of assets and liabilities

September 30, 2020

Assets:
Investments, at value (Cost $183,276,199)	$173,545,816
Cash	473
Investment securities sold	994,437
Dividends and interest receivable	2,098,168
Receivable for fund shares sold	149,726
Deposits pending offering (Note 11 )	1,050,000
Prepaid expenses	28,777
Total Assets	177,867,397
Liabilities:
Payables:
Payable for fund shares repurchased	882,127
Line of credit payable	874,000
Investment management fees payable	93,319
Service and/or distribution fees payable	43,222
Accrued other expenses	111,302
Total Liabilities	2,003,970
Total Net Assets	$175,863,427
Net Assets:
Paid-in capital	$235,578,697
Total accumulated loss	(59,715,270)
Total Net Assets	$175,863,427

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Net Assets:
Class A	$27,443,786
Class C	$26,784,285
Class FI	$118,350
Class I	$80,483,257
Class IS	$41,033,749
Shares Outstanding:
Class A	4,312,482
Class C	4,211,414
Class FI	18,597
Class I	12,666,353
Class IS	6,461,302
Net Asset Value:
Class A (and redemption price)	$6.36
Class C *	$6.36
Class FI (and redemption price)	$6.36
Class I (and redemption price)	$6.35
Class IS (and redemption price)	$6.35
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$6.75

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Statement of operations

For the Year Ended September 30, 2020

Investment Income:
Dividends and distributions (Net of foreign tax of $90,856)	$5,403,055
Return of capital distributions (Note 2(b))	(1,460,724)
Net Dividends and Distributions	3,942,331
Interest	8,574,854
Total Investment Income	12,517,185
Expenses:
Investment management fee (Note 3)	1,283,397
Distribution fees (Note 5)	384,584
Transfer agent expenses	135,532
Administration fees	115,710
Shareholder servicing fees (Note 5)	88,063
Registration fees	81,116
Custody fees	43,491
Shareholder reports	42,031
Legal fees	36,552
Audit and tax fees	17,500
Trustees' fees	14,210
Compliance fees	14,074
Insurance	4,220
Interest expense (Note 9)	3,548
Miscellaneous expenses	18,511
Total Expenses	2,282,539
Less: Fee waivers and/or expense reimbursement (Note 3)	(172,113)
Net Expenses	2,110,426
Net Investment Income	10,406,759
Realized and Unrealized Gain/(Loss) on Investments, REIT and Foreign currency translation (Note 2):
Net Realized Gain (Loss) From:
Investment transactions	(19,664,396)
REIT distributions	335,968
Net Realized Loss	(19,328,428)
Net Change in Unrealized appreciation/depreciation on:
Investment transactions	(15,521,458)
Foreign currency translation	1,935
Change in Net Unrealized Depreciation	(15,519,523)
Net Loss on Investments, REIT and Foreign currency translation	(34,847,951)
Decrease in Net Assets from Operations	$(24,441,192)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended September 30	2020	2019
Operations:
Net investment income	$10,406,759	$11,986,762
Net realized loss	(19,328,428)	(16,828,680)
Change in unrealized appreciation/depreciation	(15,519,523)	(6,620,896)
Decrease in Net Assets from Operations	(24,441,192)	(11,462,814)
Distributions to shareholders from (Note 5):
Net investment income	(9,237,818)	(11,838,763)
Return of Capital	(3,912,152)	(3,511,204)
Decrease in Net Assets from Distributions to Shareholders	(13,149,970)	(15,349,967)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	51,771,354	64,859,561
Reinvestment of distributions	12,755,746	14,857,527
Cost of shares repurchased	(57,114,062)	(43,647,547)
Increase in Net Assets from Fund Share Transactions	7,413,038	36,069,541
Increase (Decrease) in Net Assets	(30,178,124)	9,256,760
Net Assets:
Beginning of year	206,041,551	196,784,791
End of year	$175,863,427	$206,041,551

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.74	$8.90	$8.58	$7.82	$7.74
Income (loss) from operations:
Net investment income	0.39	0.48	0.50	0.53	0.53
Net realized and unrealized gain (loss)	(1.29)	(1.03)	0.47	0.86	0.22
Total income (loss) from operations	(0.90)	(0.55)	0.97	1.39	0.75
Less distributions from:
Net investment income	(0.34)	(0.48)	(0.53)	(0.53)	(0.52)
Return of capital	(0.14)	(0.13)	(0.12)	(0.10)	(0.15)
Total distributions:	(0.48)	(0.61)	(0.65)	(0.63)	(0.67)
Net asset value, end of year	$6.36	$7.74	$8.90	$8.58	$7.82
Total return[2]	-11.19%	-5.76%	11.70%	18.42%	10.34%
Net assets, end of year (000s)	$27,444	$36,462	$37,749	$12,061	$9,460
Ratios to average net assets:
Gross expenses	1.31%	1.29%	1.29%	1.32%	1.32%
Net expenses[3,4]	1.23	1.26 [5]	1.25	1.25	1.22
Net investment income	5.62	6.10	5.67	6.40	7.14
Portfolio turnover rate	77%	61%	37%	52%	53%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 1.25%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.73	$8.88	$8.56	$7.81	$7.74
Income (loss) from operations:
Net investment income	0.33	0.43	0.40	0.46	0.49
Net realized and unrealized gain (loss)	(1.27)	(1.02)	0.50	0.86	0.19
Total income (loss) from operations	(0.94)	(0.59)	0.90	1.32	0.68
Less distributions from:
Net investment income	(0.31)	(0.44)	(0.47)	(0.48)	(0.48)
Return of capital	(0.12)	(0.12)	(0.11)	(0.09)	(0.13)
Total distributions:	(0.43)	(0.56)	(0.58)	(0.57)	(0.61)
Net asset value, end of year	$6.36	$7.73	$8.88	$8.56	$7.81
Total return[2]	-11.80%	-6.48%	11.00%	17.46%	9.45%
Net assets, end of year (000s)	$26,784	$38,463	$35,203	$26,612	$21,632
Ratios to average net assets:
Gross expenses	2.05%	2.04%	2.04%	2.06%	2.07%
Net expenses[3,4]	1.97	2.01 [5]	2.00	2.00	1.98
Net investment income	4.84	5.43	4.60	5.62	6.50
Portfolio turnover rate	77%	61%	37%	52%	53%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 2.00% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 2.00%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.71	$8.86	$8.55	$7.80	$7.73
Income (loss) from operations:
Net investment income	0.38	0.43	0.59	0.56	0.53
Net realized and unrealized gain (loss)	(1.25)	(0.98)	0.37	0.83	0.20
Total income (loss) from operations	(0.87)	(0.55)	0.96	1.39	0.73
Less distributions from:
Net investment income	(0.34)	(0.47)	(0.53)	(0.54)	(0.52)
Return of capital	(0.14)	(0.13)	(0.12)	(0.10)	(0.14)
Total distributions:	(0.48)	(0.60)	(0.65)	(0.64)	(0.66)
Net asset value, end of year	$6.36	$7.71	$8.86	$8.55	$7.80
Total return[2]	-10.82%	-5.80%	11.66%	18.44%	10.20%
Net assets, end of year (000s)	$118	$209	$866	$40	$9
Ratios to average net assets:
Gross expenses	1.26%	1.26%[4]	1.36%	2.40%	4.88%
Net expenses[3,4]	1.20	1.26 [5]	1.25	1.25	1.25
Net investment income	5.54	5.41	6.58	6.76	7.13
Portfolio turnover rate	77%	61%	37%	52%	53%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and expense reimbursements, or recapture of previous waivers.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 1.25%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.73	$8.89	$8.56	$7.81	$7.73
Income (loss) from operations:
Net investment income	0.40	0.51	0.51	0.56	0.55
Net realized and unrealized gain (loss)	(1.27)	(1.03)	0.49	0.85	0.22
Total income (loss) from operations	(0.87)	(0.52)	1.00	1.41	0.77
Less distributions from:
Net investment income	(0.36)	(0.50)	(0.54)	(0.55)	(0.54)
Return of capital	(0.15)	(0.14)	(0.13)	(0.11)	(0.15)
Total distributions:	(0.51)	(0.64)	(0.67)	(0.66)	(0.69)
Net asset value, end of year	$6.35	$7.73	$8.89	$8.56	$7.81
Total return[2]	-10.94%	-5.48%	12.12%	18.66%	10.52%
Net assets, end of year (000s)	$80,483	$79,411	$68,138	$38,574	$20,933
Ratios to average net assets:
Gross expenses	1.05%	1.03%	1.04%	1.08%	1.07%
Net expenses[3,4]	0.95	0.96 [5]	0.95	0.95	0.95
Net investment income	5.89	6.47	5.78	6.76	7.42
Portfolio turnover rate	77%	61%	37%	52%	53%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95% for Class I. See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 0.95%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.73	$8.88	$8.56	$7.80	$7.72
Income (loss) from operations:
Net investment income	0.41	0.51	0.50	0.56	0.56
Net realized and unrealized gain (loss)	(1.28)	(1.01)	0.50	0.87	0.21
Total income (loss) from operations	(0.87)	(0.50)	1.00	1.43	0.77
Less distributions from:
Net investment income	(0.36)	(0.51)	(0.55)	(0.56)	(0.54)
Return of capital	(0.15)	(0.14)	(0.13)	(0.11)	(0.15)
Total distributions:	(0.51)	(0.65)	(0.68)	(0.67)	(0.69)
Net asset value, end of year	$6.35	$7.73	$8.88	$8.56	$7.80
Total return[2]	-10.87%	-5.38%	12.21%	18.91%	10.78%
Net assets, end of year (000s)	$41,034	$51,497	$54,829	$48,985	$41,248
Ratios to average net assets:
Gross expenses	0.99%	0.97%	0.98%	1.01%	0.96%
Net expenses[3,4]	0.88	0.86 [5]	0.85	0.85	0.85
Net investment income	5.92	6.49	5.69	6.78	7.52
Portfolio turnover rate	77%	61%	37%	52%	53%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 0.85% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.

4  Reflects fee waivers and/or expense reimbursements.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 0.85%.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2020 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

Miller Income Fund 2020 Annual Report

Notes to financial statements (cont'd)

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments†
Common Stocks	$87,151,802	$—	$—	$87,151,802
Preferred Stocks	6,290,604	—	—	6,290,604
Corporate Bonds	—	$80,103,410	—	80,103,410
Total Investments	$93,442,406	$80,103,410	—	$173,545,816

†  See Schedule of Investments for additional detailed categorizations.

(b) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Miller Income Fund 2020 Annual Report

(d) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of September 30, 2020, open tax years for the Fund include the tax years ended September 30, 2017, September 30, 2018 and September 30, 2019.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund. Under the investment management agreement, the Fund pays an investment management fee, calculated

Miller Income Fund 2020 Annual Report

Notes to financial statements (cont'd)

daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Effective January 31, 2020, the Adviser has contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2021, so that such annual operating expenses will not exceed 0.89%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. These arrangements cannot be terminated prior to February 1, 2021 without the Board of Trustees' consent.

Prior to January 31, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the year ended September 31, 2020, fees waived and/or expenses reimbursed amounted to $172,113.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Miller Income Fund 2020 Annual Report

At September 30, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to be recaptured by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2021	$8,343	$13,168	$318	$45,391	$65,670
Expires September 30, 2022	12,875	13,061	—	49,757	56,922
Expires September 30, 2023	24,517	25,075	114	72,819	49,588
Total	$45,735	$51,304	$432	$167,967	$172,180

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), serves as the Fund's distributor and principal underwriter. For the year ended September 30, 2020, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$115,710
Transfer agent	$135,532
Custody	$43,491
Compliance	$14,074

At September 30, 2020, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$19,500
Transfer agent	$22,300
Custody	$6,500
Compliance	$2,219

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $14,210 for their services and reimbursement of travel expenses during the year ended September 30, 2020. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

Miller Income Fund 2020 Annual Report

Notes to financial statements (cont'd)

For the year ended September 30, 2020, Quasar did not retain any sales charges for the Fund's Class A shares, and CDSCs for Class A and C shares were $1,937 and $4,405, respectively.

4. Investments

During the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$143,728,297
Sales	$138,700,903

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$75,290	$22,274
Class C	308,853	20,855
Class FI	441	41
Class I	—	44,893
Total	$384,584	$88,063

Distributions by class for the year ended September 30, 2020, and year ended September 30, 2019 were as follows:

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Investment Income:
Class A	$1,499,220	$2,278,863
Class C	1,386,923	2,025,284
Class FI	9,439	11,318
Class I	3,939,463	4,337,278
Class IS	2,402,773	3,186,020
Total	$9,237,818	$11,838,763

Miller Income Fund 2020 Annual Report

	Year Ended September 30, 2020	Year Ended September 30, 2019
Return of Capital
Class A	$617,306	$624,749
Class C	522,706	578,334
Class FI	2,827	3,527
Class I	1,825,542	1,395,047
Class IS	943,771	909,547
Total	$3,912,152	$3,511,204

6. Shares of beneficial interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,092,730	$7,356,231	1,487,189	$11,738,179
Shares issued on reinvestment	333,834	2,076,231	351,141	2,659,076
Shares repurchased	(1,826,559)	(13,077,619)	(1,368,765)	(10,647,589)
Net increase (decrease)	(399,995)	$(3,645,157)	469,564	$3,749,666
Class C
Shares sold	739,603	$5,054,775	1,933,577	$15,367,721
Shares issued on reinvestment	302,436	1,871,719	338,197	2,560,742
Shares repurchased	(1,808,582)	(12,242,825)	(1,255,974)	(9,803,782)
Net increase (decrease)	(766,543)	$(5,316,331)	1,015,800	$8,124,681
Class FI
Shares sold	16,968	$133,086	11,609	$91,856
Shares issued on reinvestment	1,623	9,653	1,733	13,070
Shares repurchased	(27,163)	(170,172)	(83,858)	(685,608)
Net (decrease)	(8,572)	$(27,433)	(70,516)	$(580,682)
Class I
Shares sold	5,594,314	$39,227,262	4,758,963	$37,661,805
Shares issued on reinvestment	889,785	5,451,600	729,931	5,529,072
Shares repurchased	(4,093,960)	(27,472,093)	(2,880,457)	(22,178,242)
Net increase	2,390,139	$17,206,769	2,608,437	$21,012,635
Class IS
Shares issued on reinvestment	542,545	$3,346,543	541,643	$4,095,567
Shares repurchased	(747,403)	(4,151,353)	(46,686)	(332,326)
Net increase (decrease)	(204,858)	$(804,810)	494,957	$3,763,241
Total increase	1,010,171	$7,413,038	4,518,242	$36,069,541

Miller Income Fund 2020 Annual Report

Notes to financial statements (cont'd)

7. Income tax information

At September 30, 2020, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$183,881,826
Gross unrealized appreciation	$19,454,264
Gross unrealized depreciation	(29,789,349)
Net unrealized depreciation	$(10,335,085)
Capital loss carryforwards	(48,508,156)
Other book/tax temporary differences(a)	(872,029)
Total accumulated losses	$(59,715,270)

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses and passive activity losses from partnerships.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2020, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$233,235	$(233,235)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

At September 30, 2020, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$30,077,530	$18,430,626	$48,508,156

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2020, Morgan Stanley, LLC. held approximately 47%, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Miller Income Fund 2020 Annual Report

9. Line of Credit

The Fund has access to a $10 million unsecured line of credit through an agreement with US Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended September 30, 2020 was as follows:

Maximum available credit	$10,000,000
Largest amount outstanding on an individual day	2,361,000
Average daily loan outstanding	556,935
Interest expense	3,548
Loan outstanding as of September 30, 2020	874,000
Average interest rate	3.69%

10. COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as "coronavirus") has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

11. Convertible Bond Offering

The Fund elected to exercise subscription rights to participate in an offering of convertible bonds by Chaparral Energy, Inc. The consideration paid for the bonds was deposited with the subscription agent until settlement of the offering and is reported as "Deposits Pending Offering" on the Statement of assets and liabilities. Subsequent to the end of the period, the bonds were issued to the Fund.

12. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to September 30, 2020 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Miller Income Fund 2020 Annual Report

Notes to financial statements (cont'd)

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Fund has adopted the provisions of ASU 2017-08 and has concluded that the change in accounting principle does not materially impact the financial statement amounts.

Miller Income Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for the year ended September 30, 2016 were audited by other auditors whose report dated November 18, 2016, expressed an unqualified opinion on such financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the

Miller Income Fund 2020 Annual Report

Report of independent registered public accounting firm (cont'd)

Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 27, 2020

Miller Income Fund 2020 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on August 13 and 14, 2020, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC (the "Adviser"), for the Miller Income Fund (the "Fund").

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

Miller Income Fund 2020 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont'd)

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser's resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the August meeting, it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had underperformed relative to its peer group median/average and relative to its benchmarks for the one-year, three-year, and five-year periods as of June 30, 2020.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of the advisory fees payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund. The Board noted that the Fund's advisory fee and net expense ratio were lower than the peer group median and average. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within

Miller Income Fund 2020 Annual Report

the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

•  The Trustees considered that, in addition to the Adviser's commitment to maintain its caps on the Fund's expense ratio, the Adviser's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser's profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Income Fund 2020 Annual Report

Additional information (unaudited)

September 30, 2020

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended September 30, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 39.66%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020, was 25.77%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the "program"). The Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund's liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests

Miller Income Fund 2020 Annual Report

in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee's process of determining the degree of liquidity of the Fund's investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund's liquidity risk.

Miller Income Fund 2020 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 — present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 — 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman, President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Miller Income Fund 2020 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 — present); Associate, Legal & Compliance, PIMCO (2012 — 2018)

(1)  Each Trustee serves an indefinite term; however, under the terms of the Board's retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Trust's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Income Fund 2020 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2020 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave.
Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Albert J. DiUlio, Harry E. Resis, Brian S. Ferrie and Wan-Chong Kungare are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund
	BBD, LLP
	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund
	BBD, LLP
	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Income Fund
	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/2020

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/8/2020